EXHIBIT 99.1
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 26, 2006, is entered into by and among the financial institutions signatory hereto (each a “Lender” and collectively the “Lenders”), Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (“Wachovia”), as administrative and collateral agent for the Lenders and for the Bank Product Providers (in such capacity, “Administrative and Collateral Agent”), Wachovia and Goldman Sachs Credit Partners, L.P., a Bermuda limited partnership (“GSCP”), as co-lead arrangers for the credit facility (in such capacities, each a “Co-Lead Arranger” and collectively the “Co-Lead Arrangers”) and as co-syndication agents for the credit facility (in such capacities, each a “Co-Syndication Agent” and collectively the “Co-Syndication Agents”), Bank of America, N.A., Wells Fargo Foothill, LLC, and JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank, as documentation agents (in such capacities, each a “Documentation Agent” and collectively the “Documentation Agents”) and BlueLinx Corporation, a Georgia corporation (“Borrower”).
RECITALS
     A. Borrower, Administrative and Collateral Agent, the Co-Lead Arrangers, the Co-Syndication Agents, the Documentation Agents and the Lenders have previously entered into that certain Loan and Security Agreement dated May 7, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
     B. Borrower, Administrative and Collateral Agent, the Co-Lead Arrangers, the Co-Syndication Agents, the Documentation Agents and the Lenders now wish to amend the Loan Agreement on the terms and conditions set forth herein.
     C. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Administrative and Collateral Agent’s, either Co-Lead Arranger’s, either Co-Syndication Agent’s, either Documentation Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Amendments to Loan Agreement.

     (a) Section 1.55 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
     “ ‘Final Maturity Date’ shall mean May 7, 2011.”
     (b) Sections 1.69(a) and (b) of the Loan Agreement are hereby amended and restated to read in their entirety as follows:
     “(a) Subject to subsections (b) and (c) of this Section 1.69:
     (i) as to Prime Rate Loans, a per annum rate equal to the Prime Rate plus one-quarter of one (0.25) percentage point; and
     (ii) as to Eurodollar Rate Loans, a per annum rate equal to the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Administrative and Collateral Agent of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower) plus one and three-quarters of one (1.75) percentage points.
(b) So long as no Event of Default has occurred and is continuing, for each Interest Period commencing after delivery of Borrower’s financial statements required to be delivered pursuant to this Agreement for each fiscal quarter ending after January 1, 2006, effective on the first day of such Interest Period, the Interest Rate will be adjusted to be: (i) as to Prime Rate Loans, a per annum rate equal to the Prime Rate plus the “Applicable Prime Rate Margin” set forth below based on (A) Borrower’s EBITDA as of the end of such fiscal quarter for the prior 12 month period then ended and (B) the average month end amount of Adjusted Excess Availability, as determined by Administrative and Collateral Agent, for such fiscal quarter then ended; and (ii) as to Eurodollar Rate Loans, a per annum rate equal to the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Administrative and Collateral Agent of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower) plus the “Applicable Eurodollar Rate Margin” set forth below based on (A) Borrower’s EBITDA as of the end of such fiscal quarter for the prior 12 month period then ended and (B) the average month end amount of Adjusted Excess Availability, as determined by Administrative and Collateral Agent, for such fiscal quarter then ended; provided, however, in each case, if the Borrower has not delivered the financial statements required to be delivered to Administrative and Collateral Agent hereunder within the time frames specified herein, without limiting any other provision of this Agreement, until such financial statements are delivered to Administrative and Collateral Agent in accordance with this Agreement, the Interest Rate shall be calculated using the highest Applicable Prime Rate Margin or the highest Applicable Eurodollar Rate Margin, as applicable, set forth below:

		Applicable	Applicable
	Average Adjusted	Prime Rate	Eurodollar Rate
EBITDA	Excess Availability	Margin	Margin
Greater than	Greater than
$160,000,000	$250,000,000	0.00	1.00

	Greater than
Greater	$200,000,000 but
than	equal to or less
$160,000,000	than $250,000,000	0.00	1.25

Greater than	Equal to or less
$160,000,000	than $200,000,000	0.00	1.50

Greater than $130,000,000 but equal to or less than	Greater than
$160,000,000	$250,000,000	0.00	1.25

Greater than $130,000,000 but equal	Greater than
to or less	$200,000,000 but
than	equal to or less
$160,000,000	than $250,000,000	0.00	1.50

Greater than $130,000,000 but equal to or less than	Equal to or less
$160,000,000	than $200,000,000.25		1.75

Greater than $100,000,000 but equal to or less than	Greater than
$130,000,000	$250,000,000	0.00	1.50

Greater than $100,000,000 but equal	Greater than
to or less	$200,000,000 but
than	equal to or less
$130,000,000	than $250,000,000.25		1.75

Greater than $100,000,000 but equal to or less than	Equal to or less
$130,000,000	than $200,000,000.50		2.00

		Applicable	Applicable
	Average Adjusted	Prime Rate	Eurodollar Rate
EBITDA	Excess Availability	Margin	Margin
Greater than $70,000,000 but equal to or less than	Greater than
$100,000,000	$250,000,000.25		1.75

Greater than $70,000,000 but equal	Greater than
to or less	$200,000,000 but
than	equal to or less
$100,000,000	than $250,000,000.50		2.00

Greater than $70,000,000 but equal to or less than	Equal to or less
$100,000,000	than $200,000,000.75		2.25

Equal to or less than	Greater than
$70,000,000	$250,000,000.50		2.00

	Greater than
Equal to or	$200,000,000 but
less than	equal to or less
$70,000,000	than $250,000,000.75		2.25

Equal to or less than	Equal to or less
$70,000,000	than $200,000,000	1.00	2.50”
(c) Section 1.93.1(c) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
“(c) both before and after giving effect to such proposed Acquisition, Borrower’s Fixed Charge Coverage Ratio, on a consolidated basis, shall not be less than 1.1 to 1.0; provided, however, if Adjusted Excess Availability is greater than $120,000,000 at all times for the thirty (30) day period prior to the closing date for such Acquisition, and on the closing date for such Acquisition after giving effect to such proposed Acquisition, Borrower’s Fixed Charge Coverage Ratio may be calculated, for purposes of this Section 1.93.1(c) only, without giving effect to (i) any Capital Expenditures incurred by Borrower which are otherwise permitted to be incurred by Borrower under the terms of this Agreement, and (ii) any dividends to Parent which are otherwise permitted to be made by Borrower under the terms of this Agreement;”
(d) Section 3.3(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“(b) for the ratable benefit of the Revolving Loan Lenders, payable on the first day of each month in arrears while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, an unused line fee at a rate equal to one-quarter of one percent (0.25%) per annum calculated upon the amount by which the Revolving Loan Limit exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month, or part thereof.”
     2. Consent to Amendment of Affiliate Lease. Notwithstanding Section 9.12(a) of the Loan Agreement, Lenders hereby consent to the amending of the Affiliate Lease to provide for an annual rent increase so long as the annual rent payable by Borrower thereunder does not exceed $35,000,000.
     3. Effectiveness of this Amendment. Administrative and Collateral Agent must have received the following items, in form and content acceptable to Administrative and Collateral Agent, before this Amendment is effective.
      (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to all parties hereto.
      (b) Accommodation Fee. For the ratable benefit of the Lenders, a non-refundable accommodation fee in the amount of Four Hundred Thousand Dollars ($400,000), which fee is fully earned as of and due and payable on the date hereof.
      (c) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.
      (d) No Default. No event has occurred and is continuing that constitutes an Event of Default.
      (e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Administrative and Collateral Agent.
     4. Representations and Warranties. Borrower represents and warrants as follows:
      (a) Authority. Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.
      (b) Enforceability. This Amendment has been duly executed and delivered by Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.
      (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.
      (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.
      (e) No Default. No event has occurred and is continuing that constitutes an Event of Default.
     5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.
     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.
     7. Reference to and Effect on the Financing Agreements.
      (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
      (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Administrative and Collateral Agent, the Co-Lead Arrangers, the Co-Syndication Agents, the Documentation Agents and the Lenders.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative and Collateral Agent, either Co-Lead Arranger, either Co-Syndication Agent, either Documentation Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.
      (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
     8. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.
     9. Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Administrative and Collateral Agent, either Co-Lead Arranger, either Co-Syndication Agent, either Documentation Agent or any Lender with respect to the Obligations.
     10. JURY TRIAL WAIVER. BORROWER, EACH AGENT AND EACH LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER, EACH AGENT AND EACH LENDER HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     11. Integration. This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

     12. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER

BLUELINX CORPORATION

By:	/s/ David J. Morris

Name:	David J. Morris

Title:	CFO & Treasurer

AGENTS

WACHOVIA BANK, NATIONAL ASSOCIATION, as successor by merger to Congress Financial Corporation, as Administrative and Collateral Agent, Co-Lead Arranger and Co-Syndication Agent

By:	/s/ James O’Connell

Name:	James O’Connell

Title:	Vice President

DOCUMENTATION AGENTS

BANK OF AMERICA, N.A., as a Documentation Agent

By:	/s/ Jang S. Kim

Name:	Jang S. Kim

Title:	Vice President

WELLS FARGO FOOTHILL, LLC, as a Documentation Agent

By:	/s/ David P. Hill

Name:	David P. Hill

Title:	Vice President

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as a Documentation Agent

By:	/s/ John M. Hariackzyi

Name:	John M. Hariackzyi

Title:	Vice President

LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION, as successor by merger to Congress Financial Corporation

By:	/s/ James O’Connell

Name:	James O’Connell

Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Jang Kim

Name:	Jang Kim

Title:	Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ David P. Hill

Name:	David P. Hill

Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Marie G. Mollo

Name:	Marie G. Mollo

Title:	Duly Authorized Signatory

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Thomas Maiale

Name:	Thomas Maiale

Title:	Director

ING CAPITAL LLC

By:	/s/ Bennett C. Whitehurst

Name:	Bennett C. Whitehurst

Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Evelyn Kusold

Name:	Evelyn Kusold

Title:	AVP

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank)

By:	/s/ John M. Hariackzyi

Name:	John M. Hariackzyi

Title:	Vice President